                                                                  EXHIBIT 10.7


                                LEASE CONTRACT
                                --------------

            THIS LEASE CONTRACT, made and entered into this the 21st day of November, 1988, by and between VIRGIL EVERSOLE ESTATE, BY CLARK BAILEY, EXECUTOR, of Harlan, Harlan County, Kentucky, Party of the FIRST PART, hereinafter called the LESSOR and MOUNTAIN LAND AND RECLAMATION, INC., with JOHN BAUGUES as President, Post Office Box 1626, Knoxville, Tennessee, 37901, Party of the SECOND PART, hereinafter called LESSEE.



                              W I T N E S S E T H:
                              --------------------

     THAT for and in consideration of the premises and of the rents and royalties hereinafter reserved and the covenants and agreements hereinafter contained to be observed by the LESSEE, the LESSOR does hereby let, demise, and lease, unto the LESSEE all of the Seams of coal, with the exception of the Highsplint seam of coal previously conveyed to United States Coal & Coke Company, the 17th day of January, 1935. Recorded in Deedbook 73, Page 477; underlying the hereinafter described boundaries of land for a period of Twenty
(20) years from date hereof, or until all of the mineable and merchantable coal in said Seams, hereby leased is exhausted. The LESSEE is to have the exclusive right and privilege to deep mine, strip, and auger all the mineable and merchantable coal on the tracts of land hereinafter described.

     The below descriptions are intended to include the properties owned by Virgil Eversole Heirs, lying and being at Holmes Mill, in Harlan County, Kentucky, and more particularly described in the following, to-wit:

                                      (1)

THE FIRST TRACT lies east of Breeding's Creek of Clover Fork in Harlan County,
---------------
Kentucky and includes Panther Lick Branch purchased from Moran Kelly, etc., by deed to G. A. Eversole, dated March 4, 1911, and recorded in Deedbook No 22, Page 348.

THE SECOND TRACT deed Moran Kelly, etc., to G. A. Eversole dated June 21, 1911,
----------------
Deedbook No 19, Page 104. Adjoining the Kelly Tracts on the east, A. H. Kelly etc., to G. A. Eversole by deed, dated October 19, 1917, and recorded in Deedbook No 33, Page 412. The Kelly tract lies on the waters of McLoney Branch and described in said deed as the second tract. Tract No. 1, as described in said deed lies opposite the mouth of Breeding's Creek, in the Little Black Mountain and is known as the home place of A. H. Kelly.

THE THIRD TRACT in the Big Black Mountain adjoining the A. H. Kelly Second Tract
---------------
was purchased from John B. Lewis and etc., by deed to Virgil Eversole, dated April 25, 1931, recorded in Deedbook 68, Page 598. This deed includes land lying in the head of Laurel Branch of said Clover Fork River.

THE FOURTH TRACT known as the medly Short Land purchased by G. A. Eversole from
----------------
J. M. Short and wife, March 1, 1906, deed recorded in Book No 7, Page 636, includes land on the east and west side of Med Short Branch of Clover Fork River.

THE FIFTH TRACT, deed from W. H. Short to G. A. Eversole dated March 17,
---------------
1906, recorded in Deedbook No 9, Page 122, conveys (2.5) two and five tenths acres owned by said Short lying on Med Short Branch.

THERE is excepted from the SECOND TRACT the Darby or "C" seam of coal that
-----
underlies the "Burgantown Subdivision", a plat of which is recorded in Map Book 1, Page 110, Harlan County Court Clerk's Office.

THE above five tracts of land lie contiguous to each other.
---

THE following are deeds of release and/or conveyances perfecting the title to
---
said combined tracts:

                                      (2)

     Deed of release, J. B. Lewis and wife to Virgil Eversole dated October 12, 1934, recorded in Deedbook No 73, Page 206. Two small tracts of land lying on the watershed of Med Short Branch and possibly lapping on the watershed of Head's Creek and Laurel Branch. The John B. Lewis' obtained title to the two tracts of land under what is known as Fish and Dodge Patents.

     The deed of release from the United States Coal and Coke Company to Virgil Eversole, dated December 15, 1931, and recorded in Deedbook No 70, Page 11 etc., and a deed from Virgil Eversole to United States Coal & Coke Company of the same date. These two conveyances were made as a compromise to settle a law suit pending at the time of G. A. Eversole's death against U. S. Coal & Coke Company.

     The deed from J. B. Lewis and wife, J. A. Creech and wife to A. H. Kelly, dated October 15, 1917, recorded in Deedbook No 33, Page 373, quits claims the Fish and Dodge Patents title to the land conveyed to G. A. Eversole on McLoney Branch.

      Deed from J. B. Lewis and wife, and J. A. Creech and wife dated October 15, 1917, recorded in Deedbook No 33, Page 388, quits claims the title under Fish and Dodge Patents in Panther Lick Branch.

      A parcel of land conveyed LESSOR by B. F. Creech and other, which deed is recorded in the Harlan County Court Clerk's Office in Deedbook 93, Page 360, to which deed reference is made for a more particular description.

      The herein described properties were inherited by Virgil Eversole from his father, G. A. Eversole. See affidavit of descent, dated December 20, 1930, recorded in Deedbook 68, Page 147.

THE above references are intended to include Tracts #13 and 14 as shown on the
---------
Virgil Eversole inheritance tax return by attached maps.

                                      (3)

                                   ARTICLE I

USE    The LESSEE shall have the right to occupy and use so much of the surface
---
of said premises as may be required to conduct its mining operations on the premises and to remove its coal therefrom, but for no other purposes whatsoever.


                                   ARTICLE II

REFUSE    The LESSEE shall have the right to deposit refuse from the mine
------
workings of the seams hereby demised upon the surface of the leased premises, but must do so in accordance with the Reclamation laws of the Federal Government and the State of Kentucky, which may be in force from time to time. Said refuse is to be dumped or deposited on said land so as not to damage the surface any more than is necessary.


                                  ARTICLE III

MINERAL AND TIMBER RESERVATIONS    The LESSOR reserves the right to carry on by
-------------------------------
himself or agents or assigns, in and upon the leased premises such operations as the LESSOR may deem proper or convenient for or in connection with the discovery, extraction, utilization or removal of all natural gas, petroleum, oil, and other minerals, timber reserved, herein and all other products of the leased premises not specifically granted to the LESSEE, none of which are to unreasonably interfere with the rights granted LESSEE herein or any operation of LESSEE conducted in accordance with those rights.


                                   ARTICLE IV

RESERVATIONS    It is distinctly understood between the parties hereto that
------------
with the exception of seams and beds of coal hereby demised and the timber and surface rights hereby granted, the above described land, with all the rights and appurtenances thereunto belonging, shall be and remain the property of the LESSOR as fully as if this contract and lease had not been made, with full right in the LESSOR and his agents of ingress

                                      (4)
and egress on the premises for the exercise of said reserved rights, PROVIDED, HOWEVER, that all rights reserved to the LESSOR are to be exercised so as not to unreasonable interfere with the operation which is carried on by the LESSEE hereunder.


                                   ARTICLE V

MINIMUM ROYALTY    The LESSEE covenants and agrees to pay to the LESSOR for the
---------------
use and enjoyment of the premises aforesaid, irrespective of the amount of coal mined, a certain yearly rental of Thirty Thousand Dollars ($30,000.00), per annum, beginning six (6) months from date mining permit is approved or two (2) years from said date of lease, whichever come first, at the office of the LESSOR at Post Office Box 747, Harlan, Kentucky, 40831-0747, and if LESSEE begins to mine coal from the demised premises before said date, the Minimum Royalty is to begin.


                                   ARTICLE VI

ROYALTY    The LESSEE does further agree to pay to the LESSOR upon all coal
-------
mined from the premises herein described Eight (8%) of the gross sales price of coal, F. O. B. the tipple or sales agent or One Dollar and Fifty Cents ($l.50), whichever is greater, by the ultimate customer or the sales agency, before tax and sales commission has been deducted, same to be payable on the 20th day of each month following the month in which said coal is actually mined, a ton as used herein being equal to 2,000 pounds, however, it is understood and agreed between the parties hereto that the payment of the royalty for coal actually mined, as in this Article provided, shall pay protanto and be credited upon the annual Minimum rents or royalties hereinbefore provided for in Article V hereof.

                                      (5)

                                  ARTICLE VII

STRIKES, RIOTS, ETC.    The LESSOR agrees that if at any time the said LESSEE
-------------------
shall be prevented from carrying out any or all of the covenants herein, by reasons of riots, strikes, epidemics, fires, fallure of rallway car supply, or for any cause beyond the LESSEE'S control, then the said annual Minimum Royalty herein provided for shall be reduced in proportion to the time lost by said interruptions caused by the said above causes and it is further agreed that the said Annual Minimum Royalty shall be suspended and abated during such times as the LESSEE'S mine on the leased premises shall be closed or out of operation.


                                  ARTICLE VIII

STATEMENTS AND WEIGHTS    The LESSEE shall furnish to the LESSOR on or before
----------------------
the 20th day of each month during the term of this lease, a statement showing the quantity or number of tons of coal mined from his property during the preceeding month. The LESSOR shall have the right to check the weighing and measuring of all coal and coal products mined from the premises hereby leased. The LESSOR shall also have the right at all reasonable times during the usual business hours to verify the correctness of the weights so certified to him by the LESSEE.


                                   ARTICLE IX

ACCOUNTS AND RECORDS     The LESSEE shall keep complete and accurate books of
--------------------
account and record all coal mined from the leased premises, and either shipped from or used upon said premises, and the said books and records shall at all reasonable times during the usual business hours be open to the inspection of the LESSOR, his authorized officer, agents, or assigns, for the purpose of comparing and verifying the accounts and statements rendered by the LESSEE as aforesaid.

                                      (6)

                                  ARTICLE X

          REGULATIONS  The workings by the LESSEE of the mine on the leased
          -----------
          premises shall be governed by the following regulations:



               (a)   The LESSEE shall work and mine the coal on the leased
                     premises in a diligent, effectual and workmanlike manner,
                     in conformity with approved and suitable
WORKINGS             methods of current mining, and in conformity
--------             also with all laws and all regulations made by
                     authority of law which may from time to time be in force in respect of the workings of coal mines and the safety of employees therein, and the LESSEE will hold the LESSOR free from damage to persons or property resulting from the mining operations of the LESSEE hereunder.

               (b)   The LESSEE will be responsible for any pollutions of
                     streams which might result from coal and coal products,
                     slack, dirt, slate, sawdust, and other waste materials
POLLUTIONS           deposited by the LESSEE on the leased premises; and the
----------           LESSEE shall indemnify the LESSOR and hold him harmless
                     from ail claims, demands, judgments, and any other damage which might result from the mining of said coal, against him by reason of any such pollution and shall pay all cost and expenses incurred by the LESSOR in defending any such claim.

                 (c) It is understood and agreed by the parties hereto
                     that the foregoing indemnification provisions
CLAIMS               are limited to those claims, costs, fines, expenses
------               and damages arising as a proximate result of action or
                     inaction by the LESSEE, its agents or servants in connection with mining upon the leased premises.

                                      (7)

               (d)   The LESSEE shall at all times keep the workings
SECURE               and works in secure and proper condition, suitable
------               for the immediate continuance of mining and shipping
CONDITION            coal therefrom to the full extent of their capacity.
---------

                                  ARTICLE  XI

          TIMBER    The LESSOR reserves all the timber on the leased premises,
          ------
          except such timber as may be required by the LESSEE for building roads, tipples, and other structures necessary for mining said coal.



                                  ARTICLE XII

          CONTROL OF EMPLOYEES    The LESSOR shall have no control over the
          --------------------
          employees of the LESSEE or the operations or other works on the leased premises.


                                ARTICLE XIII

          RECOUP    In the event the LESSEE shall fail during any year of the
          ------
          term of this lease to mine a sufficient quantity of coal from the leased premises, which at the royalty rate for coal actually mined, herein provided for, will fully pay the annual Minimum Royalty for such year, as herein set out, then and in such event, it is expressly agreed between the LESSOR and the LESSEE that the LESSEE shall have the privilege during the next succeeding Two (2) years of mining, free from royalties, a sufficient quantity of coal over and above the quantity required to yield the said annual minimum royalty, to reimburse itself for any deficiency that may have occurred during said year in which there was such a deficiency



                                ARTICLE XIV

          WORKMAN'S COMPENSATION    LESSEE shall operate under the terms and
          ----------------------
          provisions of the Kentucky Workman's Compensation Act and to that end shall procure and keep in full force and effect Workman's Compensation Insurance.

                                      (8)

                                  ARTICLE XV

PUBLIC LIABILITY INSURANCE    LESSEE shall procure and keep in full force and
--------------------------
effect Public Liability Insurance with coverage limits of not less than One Hundred Thousand Dollars ($100,000.00) for personal injury per person, per accident or occurance and Three Hundred Thousand Dollars ($300,000.00) aggregate for personal injury per accident or occurance and Twenty-Five Thousand Dollars ($25,000.00) property damage per accident or occurance



                                  ARTICLE XVI

SURVEYS    The LESSEE agrees to make surveys of the developments carried on in
-------
the mine or mines on said premises from time to time by competent engineers at their own cost, and to show all of the same with entries, rooms, airways, outlets, croplines, and a section of the coal seam with its partings at distances of not more than 300 feet apart, along the tunnels, entries, and at
                           --------
working faces of rooms, on a map and furnish copies of same to LESSOR at Harlan, Kentucky at least twice each year, and LESSOR'S agents shall have reasonable access at reasonable times during the usual business hours to all of such maps retained by LESSEE for purposes herein set out.



                                  ARTICLE XVII

INSPECTION    The LESSOR, his 0fficers, engineers and agents with their
----------
assistances, shall have the right at all reasonable times to enter the leased premises and the mines and all works and buildings of the LESSEE whether upon or under the surface, in order to inspect, examine, survey, or measure the same or any part thereof, or for any lawful purpose; and for these purposes the LESSEE shall furnish without cost reasonable means of access.

                                      (9)

                                 ARTICLE XVIII

BEGINNING DATE    The LESSEE agrees to begin development of the leased premises
--------------
upon receipt of mining permit, and to drive the necessary entries, air courses, and passages in to the leased premises, such as to make their development of their coal mining operation practical and possible.



                                  ARTICLE XIX

INDEMNIFY LESSOR    The LESSEE shall indemnify the LESSOR against and hold him
----------------
harmless from all loss, damage, claim, or liability caused by the act or default of the LESSEE or of any persons claiming through or under the LESSEE which claim arises from LESSEE'S operation on the leased premises.



                                   ARTICLE XX

HAULAGE    LESSEE is engaged in the mining and process of coal from other
-------
leaseholds in the vicinity of the subject leasehold, and in carrying out its overall mining plans and development, it may desire to transport refuse from these other nearby leaseholds and from its washing and processing plant on or across the subject leasehold to the refuse area designated on the attached map; in such case, the LESSEE may do so, at no cost to LESSEE. If merchantable coal has been mined and minimum not being paid the wheelage will be Fifteen Cents (15 cents) a ton.


                                 ARTICLE XXII

LIEN    LESSOR shall have a lien upon all the building, improvements,
----
fixtures, machinery, appliances and property of all kinds which is owned by the LESSEE or which is used in mining, handling, and hauling of the coal mined from the leased premises for the payment of all rents, royalties, and other monies which may at any time become due from the LESSEE to the LESSOR hereunder; which lien shall be prior and superior to any and all other liens on or rights in said buildings, improvements, fixtures,

                                      (10)
machinery, and other property except as by law provided to the contrary.



                                  ARTICLE XXII

LANDLORD REMEDIES    All rents, royalties and other monies which may at any time
-----------------
become due from the LESSEE to the LESSOR hereunder shall be deemed and treated as rents reserved for the use of the leased premises; and the LESSOR shall have in respect thereof all the rights and remedies of a Landlord for the recovering of rents under the law of the State of Kentucky.



                                 ARTICLE XXIII

ADDRESS CHANGE    Each of the parties shall keep the other informed of an
--------------
address to which any notice shall be deemed effectively given if personally delivered or mailed in a sealed wrapper with postage prepaid to such address.



                                  ARTICLE XXIV

ENGINEERS   The words "Engineer of the LESSOR" whenever used herein shall mean
---------
any engineer whom the LESSOR shall designate as authorized to act for him in respect of the particular matter referred to; and such designation may be changed from time to time by the lessor, and different engineers may be designated by him in respect of different matter.



                                ARTICLE XXV

SUCCESSORS    All the terms provisions, conditions, covenants, obligations,
----------
reservations and restriction in this lease contained shall be binding upon and inure to the benefit of the successors, legal representatives and assigns, of the parties hereto respectively.



                                      (11)

                                  ARTICLE XXVI

  TERMINATION    At the termination of this lease the LESSEE has the right to
  -----------
  remove all the working tools, instruments used in mining, machinery, steel tipples, coal bins, engines, boilers, fans, pumps, ropes, weighing scales, railes, and all other personal property places upon the premises by the LESSEE. All other permanent improvements places upon the premises shall become the property of the LESSOR and the LESSEE does not have the right to remove such appurtenances. The LESSEE shall not remove the property until all rents and royalties and other monies due the LESSOR are paid and the agreements of this lease are fully complied with.



                                 ARTICLE XXVII

  TRANSFER    The LESSEE shall not have the right to transfer this lease to any
  --------
  person, partnership, firm or corporation without the written consent of the LESSOR having first been obtained. In the event the LESSOR agrees that LESSEE may transfer said lease, he agrees that he will not unreasonable withhold such permission.



                                 ARTICLE XXVIII

  TAXES    The LESSEE further agrees to assess and pay all taxes levied upon the
  -----
  improvements, fixtures, and machinery places on the property by the LESSEE and the LESSOR is to pay all taxes levied upon or assessed against the real property hereby leased. As long as the lease is in effect the coal is to be considered property of the LESSEE and all Taxes levied against coal is to be paid by LESSEE.



                                  ARTICLE XXIX


  INTOXICATING LIQUORS    Neither the LESSEE nor the LESSOR shall authorize or
  --------------------
  knowingly permit the introduction, sale or barter of intoxicating liquors upon the leased premises, or upon any lands adjacent thereto which may be owned or controlled by the LESSEE or by the LESSOR respectively.



                                  ARTICLE XXX

       BREACH     Should any breach of the provisions of this contract be made
       ------
       by LESSEE and the LESSOR shall not avail himself of the right of the forfeiture herein provided, such failure to do so shall not be held or taken to be a wavier of any other failures, default or defaults thereafter occurring.



                                 ARTICLE XXXI

       CANCELLATION    This lease shall at the option of the LESSOR be forfeited
       ------------
       and become null and void:

                 (1) If the LESSEE shall make any assignment for
BANKRUPTCY           the benefit of creditors or voluntarily go
----------           into bankruptcy; or shall suffer any judgment
                     or attachment to be entered or filed against
INSOLVENCY           said premises or any of the property thereon
----------           and shall not within Sixty (60) Days thereafter
                     either secure or discharge the same; or shall
REQUIRED TO          by reason of bankruptcy or insolvency or other-
-----------          wise become incapable of fulfilling any of
MINE COAL            the terms, conditions, and covenants of this
---------            lease.

                 (2) If the LESSEE does not mine coal from the leased premises for a period of Sixty (60) after Beginning Date, unless he is prevented from doing so for the reasons set out in
                     Article VII hereof.



                                 ARTICLE XXXII

        LESSOR'S OPTION TO CANCEL    Should the LESSEE fail for a period of
        -------------------------
        Thirty (30) Days after royalty shall become due and payable to pay said royalty herein provided, or fail to perform any of the covenants, agreements, or stipulations herein contained, then the LESSOR shall have the right and option to cancel this lease upon giving the LESSEE Thirty (30) Days written notice by Certified Mail of his intention to do so, however, if the covenants, agreements, and stipulations complained of by the LESSOR are corrected by LESSEE within Thirty (30) Days after notice is received, the LESSEE may avoid such forfeiture.



                                ARTICLE XXXIII

LESSEE'S RESPONSIBILITY    LESSEE agrees to be responsible and to hold the
-----------------------
LESSOR free and harmless from all claims of damage to other property or persons resulting from the mining, deposit or dumping of refuse from the mines or workings upon the surface of said land.



                                 ARTICLE XXXIV

RAILROAD WEIGHTS    Railroad weights shall govern all settlements for royalty on
----------------
coal marketed by rail, except any of same that may be mixed with coal mined from other properties, and in that event such coal shall be weighed on LESSEE'S mine belt or tipple scales, or by measuring the worked out areas each month by a competent engineer to determine the weight and/or tons of coal removed during the preceding calendar month, upon which said royalty is to be paid. Said weights are to be certified to the LESSOR by the LESSEE and any such coal otherwise marketed shall be settled for on the same weighed basis as that for which LESSEE received pay.



                                  ARTICLE XXXV

CO-MINGLED    It is understood that if coal from the herein leased premises
----------
shall be dumped over the same tipple with coal mined from other properties or which may also be owned by or under lease to said LESSEE, thereby mixing same and preventing the royalty accounting for such coal on the basis of railroad weights, that as to such coal so mixed the LESSEE agrees to keep a separate account and use separate and clearly distinct check numbers, car or truck numbers for the coal removed from the herein leased premises from the check, car, or truck number of coal removed from other premises and as stated above, settlement for such coal shall be made by weighing the coal over the scales at the headhouse or the tipple.



                                 ARTICLE XXXVI

GENERAL WARRANTY    The LESSOR warrants generally his title to the said mineral
----------------
and does hereby covenant with the LESSEE that he is seized in title to said mineral; that he has full power, right and authority to lease or otherwise alien the same; that same is free and clear of any and all liens and encumbrances and that the LESSEE shall have quiet and peaceful possession and enjoyment of the said property for the purposes herein set out.



     IN TESTIMONY WHEREOF, the LESSOR has hereunto affixed his signature, and the LESSEE has caused this instrument to be executed by Mountain Land and Reclamation, Inc., this the day and year first hereinabove written.

                                                 (Executed in Duplicate)


This investment prepared by:         BY:  /s/ Clark Bailey              EXECUTOR
  Clark Bailey                       -------------------------------------------
  Harlan, Ky. 40831                  VIRGIL EVERSOLE ESTATE               LESSOR


                                     MOUNTAIN LAND AND RECLAMATION, INC.

                                     /s/ John Baugues
                                     -------------------------------------------
                                     JOHN BAUGUES                      PRESIDENT



                                      (15)

STATE OF KENTUCKY:

COUNTY OF HARLAN:

     I, Joan S. Yeary, Notary Public in and for the State and County aforesaid do hereby certify that the foregoing Lease Contract from VIRGIL EVERSOLE ESTATE, by CLARK BAILEY, EXECUTOR, to MOUNTAIN LAND AND RECLAMATION, INC., was produced to me in my said County and State and was therein before me acknowledged by VIRGIL EVERSOLE ESTATE, by CLARK BAILEY, EXECUTOR, to be his act and deed and by John Baugues, President MOUNTAIN LAND AND RECLAMATION, Inc. to be their act and deed.

     GIVEN UNDER MY HAND AND NOTARIAL SEAL, this the 21st day of November, 1988.


                               /s/ Joan S. Yeary
                              --------------------------------------
                              NOTARY PUBLIC - State at Large, Ky.


My commission expires:
15th day of Jan., 1990.



                                      (16)

                             ASSIGNMENT OF LEASES
                             --------------------

     THIS ASSIGNMENT OF LEASES (the "Assignment"), made and entered into this the 13th day of September, 1991, by and between Mountain Land & Reclamation Services, Inc. (also known as Mountain Land and Reclamation, Inc.), a Tennessee corporation (hereinafter "Assignor") and Ark Land Company, a Delaware corporation (hereinafter "Assignee").

                              W I T N E S S E T H:

     WHEREAS, by Agreement of Purchase and Sale of Assets dated September
13, 1991 between Assignor, Assignee and Pine Mountain Coal Company (hereinafter "Asset Agreement"), Assignor agreed to assign to Assignee, upon the terms set forth in the Asset Agreement those certain leases identified on Schedule A, copies of which are attached hereto and incorporated herein by reference (the "Leases");

     NOW, THEREFORE, for Ten Dollars ($10.00) cash in hand paid and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor has bargained and sold and does hereby transfer, assign, set over, deliver, release and relinquish unto Assignee, its successors and assigns, all of its right, title and interest in and to the Leases.

     TO HAVE AND TO HOLD the Leases and all rights and privileges of Assignor incident thereto or accruing thereunder together with ail rights and privileges appurtenant thereto, unto Assignee, its successors and assigns forever.

     In consideration of and as an inducement to Assignee to purchase and take assignment of the Leases, Assignor has made certain representations, warranties and covenants which are contained in the Asset Agreement. In lieu of restating all of said representations, warranties and covenants, Assignor hereby incorporates by reference all of the representations, warranties and covenants on the part of Assignor contained in the Asset Agreement, to the same extent as if said representations, warranties and covenants were specifically set forth herein.

     Assignee covenants and agrees with Assignor to assume all of Assignor's rights and obligations under the Leases arising on or after the date hereof, together with such other rights and obligations which Assignee agreed to assume in the Asset Agreement, to the same extent as if said rights and obligations were specifically set forth herein.

     IN WITNESS WHEREOF, the parties have executed this Assignment as of the date and year first above written.

                                    MOUNTAIN LAND & RECLAMATION
                                    SERVICES, INC.

                                    By: /s/ John P. Baugues
                                       ---------------------------
                                    Its: President
                                        --------------------------


                                    ARK LAND COMPANY


                                    By: /s/ Steven E. McCurdy
                                       ----------------------------
                                    Its: President
                                        ---------------------------

State of Tennessee        )
                          : SS
COUNTY OF KNOX            )


      The foregoing instrument was acknowledged before me this 11th day of September, 1991, by /s/ John P. Bauguesh of Mountain Land & Reclamation Services, Inc., its President.

      My commission expires: 10/17/94.

                                           /s/ John P. Bauguesh
                                           ---------------------------------
                                           NOTARY PUBLIC



COMMONWEALTH OF MISSOURI  )
                          : SS
COUNTY OF St. Charles     )

      The foregoing instrument was acknowledged before me this 16th day of September, 1991, by Steven E. McCurdy of Ark Land Company, its President.

      My commission expires: 3/4/95.


         SHELLEY J. MACKIEWICZ
    NOTARY PUBLIC STATE OF MISSOURI        /s/ Shelly J. Mackiewicz
          ST. CHARLES COUNTY               -------------------------
    MY COMMISSION EXP. March 4, 1995       NOTARY PUBLIC


THIS INSTRUMENT PREPARED BY:



/s/ John R. Rhorer, Jr.
----------------------------
John R. Rhorer, Jr.
WYATT, TARRANT & COMBS
Lexington Financial Center
250 West Main Street
Lexington, Kentucky  40507
(606) 233-2012

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


                                   SCHEDULE A
                                   ----------

1.   Lease Contract dated November 16, 1988 by and between William
     C. Francis, agent for Sally Bailey Francis heirs, as lessor and Mountain Land and Reclamation, Inc., as lessee.

2.   Supplemental Lease dated May 16, 1989 by and between William
     C. Francis, agent for Sally Bailey Francis heirs, as lessor and Mountain Land and Reclamation, Inc., as lessee, supplementing Lease No. 1 above.

3. Supplemental Lease dated August 25, 1991 by and between William C. Francis, agent for Sally Bailey Francis Heirs, as lessor and Mountain Land & Reclamation, Inc. as lessee, supplementing Lease No. 1 and 2 above.

4. Lease Contract dated November 21, 1988 by and between Virgil Eversole Estate, by Clark Bailey, executor, as lessor and Mountain Land and Reclamation, Inc., as lessee.



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

                    AMENDMENT TO LEASE CONTRACT

     THIS AMENDMENT is made and entered into this 23rd day of December, 1992, by and between THE ESTATE OF VIRGIL EVERSOLE, by and through its duly appointed Executor, Clark Bailey ("Lessor"), and ARK LAND COMPANY ("Ark"), a Delaware corporation.

                         ****RECITALS****

     By Lease Contract dated November 21, 1988 (the "Lease Contract"), Lessor leased to Mountain Land and Reclamation, Inc., predecessor to Ark, all of the seams of coal (excluding the Highsplint seam of coal conveyed to United States Coal & Coke Company by deed dated January 17, 1935 recorded in Deed Book 73 at Page 477 in the Harlan County Clerk's Office) underlying certain property located in Harlan County, Kentucky.

     Lessor and Ark wish to amend the Lease Contract in accordance with the terms set forth in this Amendment.

     For and in consideration of the mutual promises and covenants contained in the Lease Contract and in this Amendment, Lessor and Ark agree as follows:

                                    ********

     1.  Article VI shall be deleted and shall be replaced to read as follows:

         The LESSEE does further agree to pay to the LESSOR as tonnage royalty the greater of six percent (6%) of the gross sale price for each ton (2,000 lbs.) of coal mined from the premises and sold to the ultimate consumer or One Dollar and Fifty Cents ($l.50) per ton. For purposes of calculating tonnage royalties, gross sales price shall be defined as the actual price at which the coal mined from the leased premises is sold f.o.b.

         tipple, in an arms-length transaction to the ultimate consumer, less costs for transportation from the mine mouth to the tipple but without deduction for taxes and sales commission. Tonnage royalties shall be calculated on a clean or washed basis and shall be due and payable on or before the 20th day of the month following the month in which the coal is mined and sold from the premises.


     2.  Article XIII shall be deleted and shall be replaced to read as follows:

          Minimum Royalties paid pursuant to Article V shall be fully recoupable during the term of this Lease against tonnage royalties as they become due and payable pursuant to Article VI of the lease.

Lessor and Ark understand and agree that any Minimum Royalties paid and not recouped as of the effective date of this Amendment may be recouped over the entire term of the Lease.

     3. Article XXVI shall be amended to include the following language at the end of such Article:

          LESSEE shall have the right, without further rent, royalty or charge, to enter on and upon the surface of the leased premises after the expiration or termination of the lease for the limited purpose of conducting, in a timely manner and in accordance with applicable law, all reclamation and related work necessary to secure final reclamation bond release until such time as final bond release is obtained.

     4. The first sentence of Article XXVII shall be deleted and replaced to read as follows:

          The LESSEE shall not have the right to transfer this lease to any person, firm or corporation without the written consent of the LESSOR having first been obtained; provided, however, LESSEE may, without the

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

          prior written consent of the LESSOR, assign, sublease or transfer this lease or any interest herein to the parent or any affiliate of the LESSEE.

     5.  This Amendment shall be effective November 16, 1992.

     6. The Lessor acknowledges receipt of payment of Minimum Royalties due November 16, 1992 and further acknowledges that no other payments are currently due and owning from LESSEE to LESSOR under the Lease Contract.

     7.  All terms of the Lease Contract, as amended, shall remain in effect.

     The parties have caused this Amendment to be executed the date set forth on page one.


                              ESTATE OF VIRGIL EVERSOLE


                              By:/s/ Clark Bailey
                                 ---------------------------
                                  CLARK BAILEY, as Executor



                              ARK LAND COMPANY


                              By:/s/ Michael D. Bauersachs
                                 ---------------------------
                              Title:  Vice  President

ARK
LAND
COMPANY

(MAILING ADDRESS)            STEVEN E. McCURDY        (SHIPPING ADDRESS)
P.O. BOX 4187                Executive Vice           956 SOUTH 59TH STREET
FAIRVIEW HEIGHTS, ILLINOIS   President                BELLEVILLE, ILLINOIS
62208                                                 62223
(618) 236-5920
(618) 236-9086 (FAX)

                                  November 11,1994

   Mr. Clark Bailey
   Executor for the Virgil Eversole Estate
   P.O. Box 270
   Harlan, KY 40831
   PERSONAL AND CONFIDENTIAL

        RE: Lease Contract dated November 21, 1988 between the Virgil Eversole Estate, as lessor, and Ark Land Company (predecessor to Mountain Land and Reclamation, Inc.), as lessee (KY-7073)

   Dear Clark:

        Thank you for your recent phone call regarding minimum royalties due under the above lease. As you indicated, you have agreed on behalf of the Eversole Estate to allow Ark to pay all minimum royalties in arrears for the remainder of the term of the lease. Therefore, minimum royalties for the lease year commencing November 21, 1994 shall be due and payable on or before December 21, 1995. Minimum royalties for each year thereafter shall be due and payable on or before December 21 of the immediately succeeding lease year. Ark shall be allowed to credit tonnage royalties due in any lease year against its minimum royalty obligation for such lease year, and in accordance with the terms of the lease, Ark shall be allowed, after payment of its minimum royalty obligation for any lease year, to recoup any unrecovered balance of minimum royalty over the remaining term of the lease.

        Please sign this letter in duplicate where indicated below if you are in agreement with my understanding of this matter and return one original to me. I understand that you will also return the check tendered to you for the minimum royalty due November 21, 1994 along with this letter agreement. Thank you for bringing this matter to my attention.

                                  Very truly yours,


                                  /s/ Steven E. McCurdy

                                  Steven E. McCurdy

AGREED TO THIS 16th DAY OF NOVEMBER, 1994.


/s/ Clark Bailey
------------------------------------
Clark Bailey, Executor for the
Estate of Virgil Eversole

                          AMENDMENT TO LEASE CONTRACT


     THIS AMENDMENT is made and entered into this 26th day of August, 1995, by and between The Estate of Virgil Eversole, by and through its duly appointed Executor, Clark Bailey ("Lessor"), and ARK LAND COMPANY ("Lessee"), a Delaware corporation.


                              W I T N E S S E T H:


     WHEREAS, by Lease Contract dated November 21, 1988, as variously amended, Lessor leased to Mountain Land and Reclamation, Inc., predecessor to Lessee, all of the coal (excluding the Highsplint seam of coal) underlying certain property located in Harlan County, Kentucky (the "Premises").

     WHEREAS, Lessor and Lessee wish to amend the Lease Contract in accordance with the terms set forth in this Amendment.

     For and in consideration of the mutual promises and covenants contained in the Lease Contract and in this Amendment, Lessor and Lessee agree as follows:

     1. For each and every ton of coal mined and removed from the Premises, Lessee shall be entitled to deduct from the gross realization upon which tonnage royalty is calculated a total of Two Dollars ($2.00) per ton as transportation costs regardless of the method of transporting the coal from the mine mouth to the tipple and regardless of the actual transportation costs incurred by Lessee, if any, in transporting the coal from the mine mouth to the tipple.

     2. All other terms of the Lease Contract, as amended, shall remain in effect.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed the date set forth above.


                              Estate of Virgil Eversole


                              By:  /s/ Clark Bailey
                                 ---------------------------
                              Clark Bailey, Executor

                              Ark Land Company

                              By: /s/ Steven E. McCurdy
                                 ---------------------------
                              Its:  Exec.  Vice  President
                                  --------------------------

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